Tortoise Energy Infrastructure Corp
Consolidated Schedule of Investments
August 31, 2024 (Unaudited)

COMMON STOCKS - 99.1%	Shares	Value
Canada Natural Gas/Natural Gas Liquids Pipelines - 1.9%
TC Energy Corp.	189,277	$8,771,096

United States Crude Oil Pipelines - 2.5%
Plains GP Holdings LP	583,730	11,207,616

United States Natural Gas Gathering/Processing - 11.7%
Antero Midstream Corp.	488,403	7,262,553
EnLink Midstream LLC	520,687	7,477,065
Hess Midstream Partners LP	979,135	36,570,692
Kinetik Holdings, Inc.	54,924	2,429,838
		53,740,148

United States Natural Gas/Natural Gas Liquids Pipelines - 44.3%
Cheniere Energy, Inc.	127,233	23,571,186
DT Midstream, Inc.	114,114	8,968,219
Excelerate Energy, Inc.	57,737	1,052,546
Kinder Morgan, Inc.	897,060	19,349,584
New Fortress Energy, Inc.	176,000	2,168,320
NextDecade Corp. (a)	443,864	2,068,406
ONEOK, Inc.	511,748	47,265,046
Targa Resources Corp.	329,698	48,432,636
The Williams Companies, Inc.	1,069,126	48,933,897
		201,809,840

United States Renewables and Power Infrastructure - 38.7%
AES Corp.	708,155	12,130,695
Ameren Corp.	102,867	8,487,556
Clearway Energy, Inc.	758,641	21,970,243
CMS Energy Corp.	250,513	16,999,812
Constellation Energy Corp.	128,894	25,353,450
DTE Energy Co.	194,320	24,293,887
NextEra Energy, Inc.	254,977	20,528,198
Sempra Energy	335,555	27,575,910
Vistra Corp.	221,902	18,957,088
		176,296,839
TOTAL COMMON STOCKS (Cost $457,033,447)		451,825,539

MASTER LIMITED PARTNERSHIPS - 25.1%	Units	Value
United States Natural Gas Gathering/Processing – 4.9%
Western Midstream Partners LP	583,326	22,504,717

United States Natural Gas/Natural Gas Liquids Pipelines - 11.3%
Energy Transfer LP	1,879,085	30,253,269
Enterprise Products Partners LP	729,194	21,394,552
		51,647,821

United States Refined Product Pipelines - 8.9%
MPLX LP	947,355	40,622,582
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $58,491,236)		114,775,120

PRIVATE INVESTMENTS - 1.2%	Shares	Value
United States Renewables - 1.2%
TK NYS Solar Holdco LLC (b)(c)(d)	N/A	5,316,110
TOTAL PRIVATE INVESTMENTS (Cost $50,141,470)		5,316,110

PREFERRED STOCKS - 1.1%	Units	Value
United States Natural Gas Gathering/Processing - 1.1%
EnLink Midstream Partners, 9.72% (3 mo. Term SOFR + 4.37%), Perpetual	5,100	5,086,688
TOTAL PREFERRED STOCKS (Cost $5,100,000)		5,086,688

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%	Shares
Invesco Government & Agency Portfolio - Class Institutional, 5.19% (e)	424,907	424,907
TOTAL SHORT-TERM INVESTMENTS (Cost $424,907)		424,907

TOTAL INVESTMENTS - 126.7% (Cost $571,191,060)		577,428,364
Liabilities in Excess of Other Assets - (0.1)%		(596,364)
Credit Facility Borrowings - (7.7)%		(35,000,000)
Senior Notes - (11.1)%		(50,333,333)
Mandatory Redeemable Preferred Stock at Liquidation Value - (7.8)%		(35,660,610)
TOTAL NET ASSETS - 100.0%		$455,838,057

Percentages are stated as a percent of net assets.

SOFR - Secured Overnight Financing Rate

(a)	Non-income producing security.
(b)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $5,316,110 or 1.2% of net assets as of August 31, 2024.

(c)	Deemed to be an affiliate of the fund.
(d)	Restricted securities have a total fair value of $5,316,110 which represents 1.2% of net assets
(e)	The rate shown represents the 7-day annualized effective yield as of August 31, 2024.

Summary of Fair Value Disclosure as of August 31, 2024 (Unaudited)

Tortoise Energy Infrastructure Corp has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$451,825,539	$–	$–	$451,825,539
Master Limited Partnerships	114,775,120	–	–	114,775,120
Private Investments	–	–	5,316,110	5,316,110
Preferred Stocks	–	5,086,688	–	5,086,688
Money Market Funds	424,907	–	–	424,907
Total Investments	$567,025,566	$5,086,688	$5,316,110	$577,428,364

Refer to the Consolidated Schedule of Investments for further disaggregation of investment categories.